LIMITED TERM TAX-EXEMPT BOND FUND OF AMERICA

1997 Annual Report

For the Year Ended July 31

[The American Funds Group(r)]

[cover: illustration of country road]


LIMITED TERM TAX-EXEMPT BOND FUND OF AMERICA(SM) seeks an opportunity for current income exempt from federal income taxes, consistent with preservation of capital, through investments in tax-exempt securities with effective maturities between three and 10 years.

Limited Term Tax-Exempt Bond Fund of America is one of the 28 mutual funds in The American Funds Group,(r) a family of funds managed by Capital Research and Management Company. With a history dating back to 1931, The American Funds Group has more than $150 billion in assets.


CHARTING A $10,000 INVESTMENT IN
LIMITED TERM TAX-EXEMPT BOND FUND OF AMERICA
(for the period since the fund's inception on October 6, 1993 to July 31, 1997, with dividends reinvested)


[begin chart]

Date               The fund at            The fund at net        Lehman Brothers      Lipper
                   maximum                asset value            7-Year               Intermediate
                   offering price*        (without any           Municipal Bond       Municipal
                                          sales charge)          Index                Fund Average

10/6/93            $9,525                 $10,000                $10,000              $10,000

10/31/93           9,689                  10,171                 10,026               10,020

1/31/94            9,976                  10,472                 10,228               10,229

4/30/94            9,573                  10,049                 9,810                9,771

7/31/94            9,728                  10,211                 9,979                9,944

10/31/94           9,616                  10,094                 9,836                9,766

1/31/95            9,732                  10,215                 10,024               9,964

4/30/95            10,050                 10,550                 10,384               10,297

7/31/95            10,355                 10,870                 10,786               10,599

10/31/95           10,604                 11,131                 11,051               10,867

1/31/96            10,833                 11,371                 11,341               11,150

04/30/96           10,768                 11,304                 11,171               10,975

7/31/96            10,914                 11,456                 11,333               11,144

10/31/96           11,137                 11,691                 11,565               11,353

1/31/97            11,262                 11,821                 11,764               11,516

04/30/97           11,325                 11,888                 11,766               11,541

07/31/97           11,782                 12,368                 12,309               12,049


$12,368 The fund at net asset value (without any sales charge)
$12,309 Lehman Brothers 7-Year Municipal Bond Index
$12,049 Lipper Intermediate Municipal Fund Average
$11,782 The fund at maximum offering price*

*This figure reflects payment of the maximum sales charge of 4.75% on the $10,000 investment. Thus, the net amount invested was $9,525. As outlined in the prospectus, the sales charge is reduced for larger investments.

The Lehman index is unmanaged and has no expenses. It was calculated from 9/30/93.

Past results are not predictive of future results.



RETURNS AFTER DEDUCTING THE MAXIMUM SALES CHARGE

                                   Periods ended 6/30/97                             Periods ended 7/31/97
                                   TOTAL            AVERAGE ANNUAL            TOTAL           AVERAGE ANNUAL
                                   RETURN           COMPOUND RETURN           RETURN          COMPOUND RETURN

Lifetime (since 10/6/93)           +15.56%          +3.95%                    +17.83%         +4.39%
One Year                           +1.78            -                         +2.80           -

These results reflect the effect of a voluntary fee waiver. Without the waiver, the results would have been lower. The fund's 30-day yield as of August 31, 1997, calculated in accordance with the Securities and Exchange Commission formula, was 3.89% (3.53% without the fee waiver). The fund's distribution rate as of that date was 4.30% (3.95% without the fee waiver).

THE FIGURES IN THIS REPORT REFLECT PAST RESULTS. SHARE PRICE AND RETURN WILL VARY, SO YOU MAY LOSE MONEY BY INVESTING IN THE FUND. THE SHORTER THE TIME PERIOD OF YOUR INVESTMENT, THE GREATER THE POSSIBILITY OF LOSS. FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR INSURED OR GUARANTEED BY, THE U.S. GOVERNMENT, ANY FINANCIAL INSTITUTION, THE FEDERAL DEPOSIT INSURANCE CORPORATION, OR ANY OTHER AGENCY, ENTITY OR PERSON. Income may be subject to state or local income taxes and/or federal alternative minimum taxes. Certain other income, as well as capital gain distributions, may be taxable.

The SEC yield reflects income the fund expects to earn based on its current portfolio of securities, while the fund's distribution rate is based solely on the fund's past dividends. Accordingly, the fund's SEC yield and distribution rate may differ.

About our cover:
LIMITED TERM TAX-EXEMPT FUND OF AMERICA takes a middle path; it works to provide more income than short-term tax-exempt securities with less price fluctuation than longer term bonds.



FELLOW SHAREHOLDERS:

Limited Term Tax-Exempt Bond Fund of America's latest fiscal year was a favorable one for the fund and for the tax-exempt bond market in general. The fund continued to produce attractive tax-free income, and a downward trend in interest rates raised the value of many of the bonds in its portfolio.

During the 12 months ended July 31, the fund paid dividends totaling 68.3 cents a share, virtually all exempt from regular federal income taxes.

-If you took your dividends in cash, this represented a tax-free income return of 4.8%.

-If you reinvested your dividends in additional fund shares, your income return was 4.9%.

-To match a 4.9% tax-free return, a shareholder in the top federal tax bracket of 39.6% would have had to earn 8.1% from a taxable investment.

An additional part of the fund's return came from a change in value of the fund's holdings. Market forces, coupled with lower interest rates, pushed Limited Term Tax-Exempt Bond Fund's net asset value up 43 cents a share to finish the year at $14.79. This gain, combined with the fund's income return, produced an 8.0% total return for those who reinvested dividends.

Over the same period, the 135 intermediate municipal bond funds tracked by Lipper Analytical Services gained an average of 7.9%, while the unmanaged Lehman Brothers 7-Year Municipal Bond Index rose 8.6%, both with distributions reinvested. Since the fund's inception on October 6, 1993, it has posted a total return of 23.7%, while the Lipper average rose 20.5% and the Lehman index gained 23.1%.

Intermediate municipal bond funds seek to produce much of the income of longer term municipal bond funds but with less fluctuation in principal value. Limited Term Tax-Exempt Bond Fund goes a step further, taking a particularly cautious approach to its investments. In its effort to conserve principal, the fund typically holds bonds with shorter maturities than many other intermediate-term funds. (Generally, the longer a bond's maturity, the more its value tends to rise or fall in response to changes in interest rates.) The fund closed the fiscal year with an effective maturity of 5.4 years compared with the 7.0-year average maturity of the Lehman index.

In light of this shorter average maturity, which suggests that the fund would ordinarily trail a rising bond market, we are particularly pleased with the fund's results relative to similar funds.

Although interest rates fell during the fiscal year, there were some bumps along the way. Rates turned upward in December 1996 when concerns that inflation might accelerate eroded bond investor confidence. On March 25, the Federal Reserve Board increased the federal funds rate (the interest rate banks charge each other on overnight loans) by a quarter percent to 5.5%. Interest rates rose in response, but soon fell again as economic growth slowed to a favorable "not-too-hot, not-too-cold" pace and concerns about inflationary pressures eased. All the while, inflation remained remarkably benign.

As of July 31, the fund's portfolio consisted of 105 debt issues from 32 states and territories. More than 65% of these securities were rated in the three top categories-AAA, AA, A-by independent bond-rating services.

Bonds in the fund's portfolio are helping states and municipalities to develop projects that improve the lives of their residents. Beginning on page 2, we focus on three of the fund's holdings-an aquarium, a hospital system and a state housing agency-to illustrate how your investments help build America's communities.

Cordially,

[/s/ Paul G. Haaga, Jr.]           [/s/ Abner D. Goldstine]
Paul G. Haaga, Jr.                 Abner D. Goldstine
Chairman of the Board              President

September 15, 1997

LIMITED TERM TAX-EXEMPT BOND FUND OF AMERICA: WEAVING THE FABRIC OF AMERICA'S COMMUNITIES

The fabric of a town or city is woven of myriad threads of public and private sector interests that transform a collection of streets and buildings into a community. At the intersection of many of those streets you will find projects funded by municipal bonds.

Through Limited Term Tax-Exempt Bond Fund of America, you support the development of 105 of these projects. This year we profile three specific bond issuers-an aquarium, a hospital system and a state housing authority-to illustrate the way your investments in the fund are strengthening the fabric of America's communities.

LONG BEACH AQUARIUM OF THE PACIFIC

Anchored in the new Queensway Bay Development, Long Beach Aquarium of the Pacific will serve as a tourist destination and a major research center. "Our desire is to be a catalyst for the conservation of the Pacific Ocean," says Warren Iliff, president and chief executive officer of the new facility. "We will work with area schools and universities to help instill a sense of stewardship for the ocean."

Limited Term Tax-Exempt Bond Fund holds nearly $1.6 million of the revenue bonds that have provided construction funding for a facility that will cover more than 150,000 square feet and contain tanks holding nearly one million gallons of salt water.

"This project is a good example of our intensive credit research in the muni market," says David Hoag, one of the fund's research analysts. "The bonds did not have a high credit rating, but we felt the project was solid and well-secured by projected attendance figures and revenue sources the city had dedicated to fund the project." Investment professionals at Capital Research and Management Company, the fund's investment adviser, carefully analyzed the bond's specific terms and conditions, then conducted site visits and met with senior officials before recommending an investment in the project.

The aquarium will be surrounded by a convention center and a shopping and entertainment complex. "Each piece in the redevelopment area complements the others," says Hoag. This larger scale project was designed by the urban planners responsible for the revitalization of Battery Park in New York City.

[photo: dolphin]
[begin caption]
Set to open in June 1998, Long Beach Aquarium of the Pacific hopes to instill its visitors with a sense of stewardship for the ocean.
Permanent exhibits will showcase the inhabitants of the Pacific's many regions in a facility covering over 150,000 square feet. [end caption]

[photo: hand holding medical instrument]
[begin caption]
Advocate Health Care believes that being an active member of the Chicago community is an essential element in its mission.
The organization offers programs such as student mentoring and senior citizen wellness centers.[end caption]

"It's exciting to establish an aquarium here that looks westward across the ocean," says Iliff. "It is so appropriate for Southern California. People from all of the Pacific Rim cultures live in Long Beach and the Los Angeles basin." Long Beach Aquarium of the Pacific is scheduled to open in June 1998.

ILLINOIS HEALTH FACILITIES AUTHORITY - ADVOCATE HEALTH CARE

If someone told you that Chicago's third-largest private-sector employer had served nearly 1.1 million customers in 1996, that probably wouldn't surprise you. What might surprise you was a look at the company's list of "products." Right near the top you would find babies. Yes, the Windy City's third-largest employer is a hospital system-Advocate Health Care. Its doctors and nurses helped more than 18,000 newborns into the world last year.

Affiliated with the Evangelical Lutheran Church in America and the United Church of Christ, Advocate Health Care derives its sense of purpose from its ecumenical philosophy. The organization's commitment to top-notch medical care is only the beginning. The remainder of Advocate's mission is fulfilled in the community. "We are committed to partnering with others to address local needs such as children's health," says Karen Shickedanz, Advocate's director of corporate communications. For example, Advocate's first system-wide Healthy Communities initiative takes aim at the nation's number one child killer: motor vehicle accidents. Advocate is providing education to new parents and existing families on the safe use of children's car seats and seat belts.

Your fund holds Advocate bonds valued at just over $3 million. These obligations were issued to refinance existing debt and provide funding for maintenance and facilities upkeep. Brenda Ellerin, a portfolio counselor for the fund, notes that the refinancing was a plus, in that it allowed the hospitals to operate as one system with common goals. The dynamics of the municipal market also helped make the bonds attractive. "Short-term supply factors had driven down the price and we were comfortable with the revenue streams that secured the bonds. It was a good issue for Limited Term Tax-Exempt Bond Fund."

Ellerin says that the creation of the Advocate system, which includes eight hospitals and more than 200 sites of care, has benefited each of the individual facilities. "Not only have the hospitals been able to control costs, but they are leveraging off each other's community involvement as well. That has led to more efficient delivery of unreimbursed services, such as charity care, and to broader programs like high school mentoring and senior wellness centers."

WISCONSIN HOUSING AND ECONOMIC DEVELOPMENT AUTHORITY

"We continually ask ourselves: $How can we create the most low- and moderate-income housing in the cities and rural areas of Wisconsin?' " says Sherry Pohlman, treasury manager at the Wisconsin Housing and Economic Development Authority (WHEDA). One way the Madison-based organization pursues its mission is by selling housing revenue bonds backed by mortgages on the properties it finances.

The fund holds two different series of WHEDA bonds representing a total investment of more than $4.5 million. The bonds were sold to finance the development of low- and moderate-income multifamily apartments.

"We have about 15% of the fund's portfolio in housing revenue bonds," says analyst Ed Nahmias. "We like them because the market often doesn't distinguish among the different types of housing bonds, which can create some excellent values." As with all mortgage-related securities, analysts must determine exposure to prepayment risk-that is, the potential for borrowers to repay their mortgages early when interest rates decline-in addition to examining the credit quality of the bonds.

WHEDA's mandate is to ensure that there is a good stock of well-maintained low- to moderate-income housing in Wisconsin communities. "We conduct yearly site inspections and review each project's annual budget and financial statement," says Pohlman. "We need to preserve good value for the tenants, the bond investors and for ourselves, as holders of the asset."

WHEDA is involved with Wisconsin communities at many levels. For instance, the agency recently funded a major renovation in Waukesha. The refurbishment of 68 apartments stimulated sweeping development, helping to resurrect an extremely depressed area. The authority also finances projects such as group homes for the physically and emotionally challenged.

A FINELY WROUGHT CLOTH

A fascinating underwater seascape exposing young and old to the importance and beauty of the Pacific Ocean. A hospital system reaching beyond the examination room to help sick and well alike. An organization assisting thousands each year afford housing.

These are only three of the holdings of Limited Term Tax-Exempt Bond Fund of America. However, each of the bonds in your fund touches people in some vital way. Together-with your help-they are weaving the fabric of community across America.

[photo: building under construction]
[begin caption]
The Wisconsin Housing and Economic Development Authority is dedicated to providing Wisconsinites with affordable housing.
Once involved with a project, WHEDA helps make sure it maintains its value over the long term.[end caption]

LIMITED TERM TAX-EXEMPT BOND FUND OF AMERICA
INVESTMENT PORTFOLIO
July 31, 1997
----------------------------------------------------                          ------------------
[pie chart]
Portfolio Composition

New York                                                                         12.93%
Michigan                                                                          9.59%
California                                                                        8.28%
Maine                                                                             7.78%
Texas                                                                             5.43%
Massachusetts                                                                     5.00%
Pennsylvania                                                                      4.24%
Washington                                                                        4.24%
Illinois                                                                          3.69%
Louisiana                                                                         3.51%
Other states                                                                     31.12%
Cash & equivalents                                                                4.19%
[end pie chart]

----------------------------------------------------                          ------------------
                                                                              Principal  Market
                                                                                Amount    Value
                                                                                 (000)    (000)
                                                                              ------------------
Tax-Exempt Securities Maturing in More than
One Year - 95.81%

Alabama - 1.51%
 Industrial Development Board of the City of Butler,
  Pollution Control Refunding Revenue Bonds (James River
  Project), Series 1993, 5.50% 2005                                             $3,000   $3,063

Alaska - 1.93%
 Student Loan Corp., Student Loan Revenue Bonds:
   1988 Series A, AMBAC Insured AMT, 8.40% 2003                                  2,750    2,881
   1997 Series A, AMBAC Insured AMT, 5.20% 2006                                  1,000    1,031

Arizona - 2.07%
 Educational Loan Marketing Corp.,
  1992 Educational Loan Revenue Bonds:
  Series A, 6.70% 2000                                                           3,000    3,145
  Series B AMT, 6.95% 2001                                                       1,000    1,067

California - 8.28%
 Health Facilities Financing Authority,
  Hospital Revenue Bonds (Downey Community
  Hospital), Series 1993:
   5.00% 2001                                                                    1,250    1,278
   5.30% 2004                                                                    1,010    1,045
 City of Fremont, Multifamily Housing Revenue Refunding Bonds,
  Issue A of 1995 (Durham Greens Project), 5.40% 2026 (2006) /1/                 2,830    2,965
 Long Beach Aquarium of the Pacific, Revenue Bonds
  (Aquarium of the Pacific Project),
  1995 Series A, 5.75% 2005                                                      1,500    1,578
 County of Los Angeles, Certificates of Participation:
  1991 Master Refunding Project, 6.40% 2000                                      1,000    1,057
  Marina del Rey, Series A, 6.25% 2003                                           3,100    3,342
 Pleasanton Joint Powers Financing Authority,
  Reassessment Revenue Bonds, 1993 Series A,
  5.70% 2001                                                                       955      997
 Sacramento:
  Cogeneration Authority, Cogeneration
  Project Revenue Bonds (Proctor & Gamble Project),
   1995 Series, 7.00% 2004                                                       1,000    1,136
  Power Authority, Cogeneration Project Revenue
   Bonds (Campbell Soup Project), 1995 Series:
    6.50% 2004                                                                   2,000    2,213
    6.50% 2005                                                                   1,100    1,210

Colorado - 1.76%
 Housing and Finance Authority, Single
  Family Program Senior Bonds, 1995 Series C-2,
  5.625% 2009 (2000) /1/                                                           935      968
 The Regents of the University of Colorado, Master Lease
  Purchase Agreement, Refunding Certificates of
  Participation (Telecommunications and Cogeneration
  Projects), Series 1996, AMBAC Insured, 6.00% 2005                              2,415    2,637

Connecticut - 2.68%
 Mashantucket (Western) Pequot Tribe Special Revenue Bonds,
  1996 Series A:
   6.25% 2002                                                                    1,000    1,074
   6.375% 2004                                                                   4,000    4,372

District of Columbia - 1.05%
 General Obligation Refunding Bonds,
  Series 1994D, FGIC Insured, 5.10% 2002                                         1,000    1,033
 Hospital Revenue Refunding Bonds
  (Medlantic Healthcare Group, Inc. Issue),
   Series A, MBIA Insured, 6.00% 2006                                            1,000    1,094

Illinois - 3.69%
 Health Facilities Authority:
  Revenue Refunding Bonds, Series 1997A, (Advocate Health
  Care Network):
   5.50% 2004                                                                    1,250    1,314
   5.10% 2005                                                                    1,815    1,864
  Revenue Bonds, Series 1993 (OSF Healthcare System),
   5.25% 2001                                                                    2,025    2,096
 City of Chicago, Chicago-O'Hare International Airport,
  Special Facilities Revenue Bonds for United Air Lines,
  Series B AMT, 8.95% 2018                                                         975    1,113
 The County of Cook, General Obligation Capital Improvement
  Bonds, Series 1996, FGIC Insured, 6.00% 2006                                   1,000    1,118

Indiana - 0.86%
 Employment Development Commission,
  Pollution Control Revenue Bonds (Chrysler
  Corp. Project), Series 1985, 5.70% 1999                                        1,700    1,741

Iowa - 1.07%
 Student Loan Liquidity Corp., Student Loan Revenue Bonds,
  Series C AMT, 6.80% 2005                                                       2,000    2,178

Louisiana - 3.51%
 Offshore Terminal Authority,
  Deepwater Port Refunding Revenue Bonds
  (LOOP INC. Project), First Stage:
   Series 1992B, 6.20% 2003                                                      1,500    1,626
   Series E, 7.45% 2004                                                          5,000    5,507

Maine - 7.78%
 Educational Loan Marketing Corp.,
  Senior Student Loan Revenue Bonds:
   Series 1991 AMT, 6.90% 2003                                                   2,740    2,897
   Series 1994A-4 AMT:
    5.95% 2003                                                                   1,000    1,062
    6.05% 2004                                                                   1,500    1,585
 Student Loan Revenue Refunding Bonds:
  Series 1992A-1 AMT, 6.20% 2003                                                   525      557
  Series 1992A-4 AMT, 6.30% 2004                                                   895      949
 Housing Authority, Mortgage Purchase Bonds:
  1994 Series E, 6.30% 2002                                                      1,650    1,724
  1994 Series C-1, 5.90% 2015 (1999) /1/                                         6,785    7,022

Maryland - 1.95%
 Community Development Administration, Department
  of Housing and Community Development,
  Single Family Program Bonds,
   1994 First Series, 5.70% 2017 (2004) /1/                                      2,500    2,545
   1994 Fifth Series AMT, 5.875% 2017 (2001) /1/                                 1,380    1,415

Massachusetts - 5.00%
 Housing Finance Agency, Housing Project Revenue Bonds,
  Series A, AMBAC Insured:
   5.25% 2002                                                                    1,000    1,034
   5.35% 2003                                                                      750      779
 The New England Education Loan Marketing
  Corp., Student Loan Revenue Refunding Bonds:
   1992 Senior Issue D, 6.20% 2000                                               2,000    2,106
   1992 Senior Issue A, 6.50% 2002                                               4,500    4,895
   1992 Issue C AMT, 6.75% 2002                                                  1,250    1,347

Michigan - 9.59%
 Hospital Finance Authority, Hospital Revenue Refunding
  Bonds:
  Genesys Health System Obligated Group, Series 1995A,
  7.20% 2003                                                                     2,375    2,648
  Pontiac Osteopathic, Series A, 5.375% 2006                                     4,000    3,998
 Housing Development Authority, Rental Housing Revenue Bonds,
  1992 Series A, AMBAC Insured, 6.40% 2005                                       1,200    1,296
 City of Detroit, General Obligation Refunding Bonds
  (Unlimited Tax):
   Series A:
    6.10% 2003                                                                   1,800    1,932
    6.25% 2004                                                                   2,165    2,352
   Series 1995-B, 6.75% 2003                                                     4,500    4,975
   Series A, FGIC Insured:
    5.50% 2005                                                                   1,240    1,317
    6.00% 2006                                                                     875      962

Minnesota - 0.91%
 Housing and Finance Authority, Single Family Mortgage,
  Series Q, 6.25% 2014 (1999) /1/                                                  770      801
 Maplewood Health Care Facility Revenue Bonds (HealthEast
  Project), 5.80% 2003                                                           1,000    1,039

Mississippi - 0.54%
 Claiborne County Adjustable/Fixed-Rate Pollution
  Control Revenue Bonds (Middle South Energy,
  Inc. Project), Series C, 9.875% 2014 (1998) /1/                                1,000    1,089

New Jersey - 1.46%
 Housing and Mortgage Finance Agency, Home Buyer Revenue
  Bonds, 1994 Series I, MBIA Insured, 5.60% 2016                                 2,900    2,965

New Mexico - 0.73%
 New Mexico Educational Assistance Foundation, Student
  Loan Revenue Bonds, Subordinate 1992 Series One-B AMT,
  6.85% 2005                                                                     1,375    1,476

New York - 12.93%
 Dormitory Authority Revenue Bonds:
  City University Issue, Series U, 6.10% 2001                                    1,500    1,601
  State University Educational Facilities, Series 1994B,
   5.70% 2004                                                                    2,000    2,126
 The City University of New York, as Lessee (John Jay
  College of Criminal Justice Project Refunding),
  5.75% 2005                                                                     2,000    2,129
 State Medical Care Facilities Finance Agency,
  Mental Health Services Facilities Improvement
  Revenue Bonds, Series B:
   5.30% 2004                                                                    1,620    1,682
   5.30% 2004                                                                    2,000    2,082
   6.00% 2007                                                                    3,000    3,259
 Urban Development Corp.:
  Correctional Capital Facilities Revenue Bonds,
   1993A Refunding Series, 6.30% 2003                                            1,305    1,418
  Revenue Refunding Bonds, PJ-CTR for Individual
   Innovation, 5.25% 2003                                                        1,500    1,555
   Series 6, 6.00% 2006                                                          1,500    1,623
 The City of New York General Obligation Bonds:
  1994 Series A, 6.00% 2000                                                      1,000    1,052
  Fiscal 1993 Series A, 6.25% 2003                                               2,000    2,175
  Series E, 6.50% 2004                                                           1,000    1,102
  Series A-1, AMBAC Insured, 6.25% 2005                                          3,000    3,354
  Series I, 6.25% 2006                                                           1,000    1,098

North Carolina - 2.06%
 Eastern Municipal Power Agency,
  Power System Revenue Bonds, Refunding
  Series 1993 C, 5.00% 2002                                                      2,000    2,036
 Municipal Power Agency Number 1,
  Catawba Electric Revenue Bonds, Series 1992,
  6.00% 2004                                                                     2,000    2,140

Ohio - 1.90%
 Housing Finance Agency, Single Family
  Mortgage Revenue Bonds, 1992 Series A-2 AMT,
  5.70% 2013 (1999) /1/                                                          1,585    1,635
 County of Franklin, Hospital Facilities
  Revenue Refunding and Improvement Bonds (Doctors
  Hospital Project), Series 1993, 5.70% 2004                                     1,120    1,182
 The Student Loan Funding Corp., Cincinnati,
  Senior Subordinated Revenue Bonds,
  Series 1993A AMT, 5.75% 2003                                                   1,000    1,041

Oklahoma - 0.70%
 Housing Finance Agency, Single Family Mortgage
  Revenue Bonds (Homeownership Loan Program),
  1994 Series A-1 AMT, 6.25% 2016 (1999) /1/                                     1,380    1,428

Pennsylvania - 4.24%
 Higher Education Assistance Agency,
  Student Loan Adjustable Rate Tender Revenue
  Refunding Bonds, 1985 Series A, FGIC Insured,
  6.80% 2000                                                                     8,000    8,610

South Dakota - 1.78%
 Housing Development Authority, Homeownership Mortgage
  Bonds, 1996 Series A, 5.50% 2010                                                 985    1,014
 Student Loan Finance Corporation, Student Loan
  Revenue Bonds, Series 1994-A AMT, 5.95% 2001 (2001) /1/                        2,500    2,609

Texas - 5.43%
 General Obligation Bonds,
  Veterans' Housing Assistance Program, Fund I
  Series 1994C Refunding Bonds, 6.25% 2015 (2000) /1/                            1,985    2,057
 Brazos Higher Education Authority, Inc.,
  Student Loan Revenue Refunding Bonds:
   1992C-1 AMT, 6.20% 2000                                                       1,000    1,048
   Subordinate Series, 1993C-2 AMT, 5.875% 2004                                  4,000    4,190
 Cities of Dallas and Fort Worth, Dallas-Fort Worth
  International Airport, Dallas-Fort Worth
  Regional Airport, Joint Revenue
  Refunding Bonds, Series 1992B, 6.00% 2002                                      1,000    1,081
 Harris County Health Facilities Development Corp.,
  Hospital Revenue Refunding Bonds, Children's Hospital
  Project, Series 1995, MBIA Insured, 6.00% 2004                                 1,000    1,090
 Houston Water Conveyance Systems Contract, Certificates
  of Participation, Series 1993-C, AMBAC Insured,
  7.00% 2004                                                                     1,350    1,565

Utah - 0.78%
 Housing Finance Agency, Single Family Mortgage
  Purchase Refunding Bonds, Series 1996 (Federally
  Insured or Guranteed Mortgage Loans), 5.45% 2004                               1,525    1,581

Vermont - 0.14%
 Housing Finance Agency, Single Family
  Housing Bonds, Series 4, 5.75% 2012 (1999 /1/                                    280      286

Virginia - 1.17%
 Housing Development Authority, Commonwealth Mortgage
  Bonds, 1995 Series A AMT, Subseries A-1:
   6.50% 2003                                                                    1,000    1,076
   6.60% 2004                                                                    1,200    1,304

Washington - 4.24%
 Health Care Facilities Authority, Weekly Rate Demand
  Revenue Bonds (Virginia Mason Medical Center),
  MBIA Insured, 6.00% 2006 /2/                                                   1,000    1,091
 Public Power Supply System:
  Nuclear Project No. 1 Refunding Revenue Bonds:
   Series 1993A, 6.30% 2001                                                      1,000    1,069
  Series 1989B, 7.25% 2003 (2000) /1/                                            1,000    1,092
  Nuclear Project No. 2 Refunding Revenue Bonds:
   Series 1990C, 7.30% 2000                                                      1,500    1,622
  Series 1993A, AMBAC Insured, 5.50% 2004                                        1,000    1,057
   Series 1992A, 5.90% 2004                                                      1,500    1,609
  Nuclear Project No. 3 Refunding Revenue Bonds,
   Series 1989B, 7.10% 2000                                                      1,000    1,076

West Virginia - 1.27%
 The State Building Commission, Lottery Revenue Bonds,
  1997 Series A, MBIA Insured, 5.00% 2003                                        2,500    2,580

Wisconsin - 2.80%
 Health and Educational Facilities
  Authority, Revenue Bonds (Luther Hospital
  Project), Series 1992A, 6.00% 2003                                             1,000    1,077
 Housing and Economic Development
  Authority, Housing Revenue Bonds:
   6.20% 2001                                                                    1,500    1,570
   Series B AMT, 5.30% 2006                                                      3,000    3,039
                                                                                       ---------
                                                                                        194,621
                                                                                       --C286-------
Tax-Exempt Securities Maturing in
One Year or Less - 2.39%

 Houston, Texas, Tax and Revenue Anticipation Notes,
  4.50% 6/30/98                                                                  1,500    1,509
 County of Los Angeles, California 1997 Tax and Revenue
  Anticipation Notes, Series A, 4.50% 6/30/98                                    2,100    2,113
 The Housing and Redevelopment Authority of the City of Saint Paul, Minnesota,
  Hospital Facility Revenue Bonds (HealthEast Project), Series 1987-B,
  9.75% 2017 (1997) /1/                                                          1,000    1,033
 State of Texas, Tax and Revenue Anticipation Notes,
  Series 1996, 4.75% 8/29/97                                                     1,700    1,701
                                                                                       ---------
                                                                                          6,356
                                                                                       ---------
TOTAL TAX-EXEMPT SECURITIES (cost: $194,169,000)                                        200,977
Excess of cash, prepaids and receivables over
 payables                                                                                 2,146
                                                                                       ---------
NET ASSETS                                                                             $203,123
                                                                                       =========

/1/Valued on the basis of their effective maturity - that is, the dates at which the securities are expected to be called or refunded by the issuers. The effective maturity dates are shown in parentheses.
/2/Represents a when-issued security.
See Notes to Financial Statements

Limited Term Tax-Exempt Bond Fund of America
Financial Statements
Statement of Assets and Liabilities
at July 31, 1997 (dollars in thousands)
Assets:
 Tax-exempt securities
  (cost: $194,169)                                                      $200,977
 Cash                                                                         99
 Prepaid organization expense                                                  3
 Receivables for--
  Sales of fund's shares                                        $774
  Accrued interest                                             3,119       3,893
                                                          ----------  ----------
                                                                         204,972
Liabilities:
 Payables for--
  Purchase of investments                                     $1,090
  Repurchases of fund's shares                                   357
  Dividends payable                                              242
  Management services                                             64
  Accrued expenses                                                96       1,849
                                                          ----------  ----------
Net Assets at July 31, 1997 --
 Equivalent to $14.79 per share on 13,736,978
 shares of beneficial interest issued and
 outstanding; unlimited shares authorized                               $203,123
                                                                      ==========

Statement of Operations
for the year ended July 31, 1997
(dollars in thousands)
Investment Income:
 Income:
  Interest on tax-exempt securities                                      $11,105
                                                                      ----------
 Expenses:
  Management services fee                                       $815
  Distribution expenses                                          610
  Transfer agent fee                                              71
  Reports to shareholders                                         36
  Registration statement and prospectus                           72
  Postage, stationery and supplies                                20
  Trustees' fees                                                  16
  Auditing and legal fees                                         30
  Custodian fee                                                   10
  Taxes other than federal income tax                              4
  Organization expense                                             3
  Other expenses                                                  13
                                                          ----------
   Total expenses before reimbursement                         1,700
   Reimbursement of expenses                                     169       1,531
                                                          ----------  ----------
  Net investment income                                                    9,574
                                                                      ----------
Realized Loss and Unrealized
 Appreciation on Investments:
 Net realized loss                                                          (761)
 Net unrealized appreciation
  on investments:
  Beginning of year                                              396
  End of year                                                  6,808
                                                          ----------
  Net increase in unrealized appreciation
   appreciation on investments                                             6,412
                                                                      ----------
  Net realized loss and unrealized
   appreciation on investments                                             5,651
                                                                      ----------
Net Increase in Net Assets
 Resulting from Operations                                               $15,225
                                                                      ==========

Statement of Changes in Net Assets
(dollars in thousands)
                                                          Year ended  Year ended
                                                             July 31     July 31
                                                                1997        1996
                                                          ----------  ----------
Operations:
 Net investment income                                        $9,574      $9,651
 Net realized (loss) gain on investments                        (761)        367
 Net unrealized appreciation on investments                    6,412         460
                                                          ----------  ----------
  Net increase in net assets
   resulting from operations                                  15,225      10,478
                                                          ----------  ----------
Dividends Paid from Net
 Investment Income                                            (9,603)     (9,651)
                                                          ----------  ----------
Capital Share Transactions:
 Proceeds from shares sold:
  6,106,012 and 6,334,113 shares, respectively                88,463      91,389
 Proceeds from shares issued in
  reinvestment of net investment
  income dividends:
  465,326 and 461,784 shares, respectively                     6,740       6,661
 Cost of shares repurchased:
  6,523,758 and 6,465,529 shares, respectively               (94,336)    (93,099)
                                                          ----------  ----------
  Net increase in net assets
   resulting from capital share
   transactions                                                  867       4,951
                                                          ----------  ----------
Total Increase in Net Assets                                   6,489       5,778
Net Assets:
 Beginning of year                                           196,634     190,856
                                                          ----------  ----------
 End of year                                                $203,123    $196,634
                                                          ==========  ==========
See Notes to Financial Statements


NOTES TO FINANCIAL STATEMENTS

1. Limited Term Tax-Exempt Bond Fund of America (the "fund") is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund seeks current income exempt from federal income taxes, consistent with preservation of capital, through investments in tax-exempt securities with effective maturities between three and 10 years. The following paragraphs summarize the significant accounting policies consistently followed by the fund in the preparation of its financial statements:

     Tax-exempt securities with original or remaining maturities in excess of 60 days are valued at prices obtained from a national municipal bond pricing service. The pricing service takes into account various factors such as quality, yield and maturity of tax-exempt securities comparable to those held by the fund, as well as actual bid and asked prices on a particular day. Other securities with original or remaining maturities in excess of 60 days, including securities for which pricing service values are not available, are valued at the mean of their quoted bid and asked prices. However, in circumstances where the investment adviser deems it appropriate to do so, securities will be valued at the mean of their representative quoted bid and asked prices, or, if such prices are not available, at the mean of such prices for securities of comparable maturity, quality and type. Securities for which market quotations are not readily available are valued at fair value by the Board of Trustees or a committee thereof. All securities with 60 days or less to maturity are valued at amortized cost, which approximates market value.

     As is customary in the mutual fund industry, securities transactions are accounted for on the date the securities are purchased or sold. In the event the fund purchases securities on a delayed delivery or "when-issued" basis, it will segregate with its custodian liquid assets in an amount sufficient to meet its payment obligations in these transactions. Realized gains and losses from securities transactions are reported on an identified cost basis. Interest income is reported on the accrual basis. Premiums and original issue discounts on securities purchased are amortized. Amortization of market discounts on securities is recognized upon disposition, subject to applicable tax requirements. Dividends to shareholders are declared daily after determination of the fund's net investment income and paid to shareholders monthly.

     Prepaid organization expenses are amortized over the estimated period of benefit, not to exceed five years from commencement of operations. In the event that Capital Research and Management Company (CRMC), the fund's investment adviser, redeems any of its original shares prior to the end of the five-year period, the proceeds of the redemption payable with respect to such shares shall be reduced by the pro rata share (based on the proportionate share of the original shares redeemed to the total number of original shares outstanding at the time of such redemption) of the unamortized prepaid organization expenses as of the date of such redemption. In the event that the fund liquidates prior to the end of the five-year period, CRMC shall bear any unamortized prepaid organization expenses.

      Pursuant to the custodian agreement, the fund receives credits against its custodian fee for imputed interest on certain balances with the custodian bank. The custodian fee of $10,000 includes $1,000 that was paid by these credits rather than in cash.

2. It is the fund's policy to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income, including any net realized gain on investments, to its shareholders. Therefore, no federal income tax provision is required.

     As of July 31, 1997, net unrealized appreciation on investments for book and federal income tax purposes aggregated $6,808,000, of which $7,119,000 related to appreciated securities and $311,000 related to depreciated securities. There was no difference between book and tax realized gains on securities transactions for the year ended July 31, 1997. The fund has available at July 31, 1997 a net capital loss carryforward totaling $4,404,000 which may be used to offset capital gains realized during subsequent years through 2003 and thereby relieve the fund and its shareholders of any federal income tax liability with respect to the capital gains that are so offset. It is the intention of the fund not to make distributions from capital gains while there is a capital loss carryforward. The cost of portfolio securities for book and federal income tax purposes was $194,169,000 at July 31, 1997.

3. The fee of $815,000 for management services was paid pursuant to an agreement with CRMC, with which certain officers and Trustees of the fund are affiliated. The Investment Advisory and Service Agreement provides for monthly fees, accrued daily, based on an annual rate of 0.30% of the first $60 million of average net assets; 0.21% of such assets in excess of $60 million; and 3.00% of the fund's monthly gross investment income. The Investment Advisory and Service Agreement provides for fee reductions to the extent annual operating expenses exceed 0.75% of the average daily net assets of the fund, during a period which will terminate at the earlier of such time as no reimbursement has been required for a period of 12 consecutive months, provided no advances are outstanding, or October 1, 2003. Expenses that are not subject to these limitations are interest, taxes, brokerage commissions, transaction costs and extraordinary expenses. Fee reductions were $169,000 for the year ended July 31, 1997.

     Pursuant to a Plan of Distribution, the fund may expend up to 0.30% of its average net assets annually for any activities primarily intended to result in sales of fund shares, provided the categories of expenses for which reimbursement is made are approved by the fund's Board of Trustees. Fund expenses under the Plan include payments to dealers to compensate them for their selling and servicing efforts. During the year ended July 31, 1997, distribution expenses under the Plan were limited to $610,000, representing
 .30% of average net assets. Had no limitation been in effect, the fund would have paid $1,022,000 in distribution expenses under the Plan. As of July 31, 1997, accrued and unpaid distribution expenses were $58,000.

     American Funds Service Company (AFS), the transfer agent for the fund, was paid a fee of $71,000. American Funds Distributors, Inc. (AFD), the principal underwriter of the fund's shares, received $155,000 (after allowances to dealers) as its portion of the sales charges paid by purchasers of the fund's shares. Such sales charges are not an expense of the fund and, hence, are not reflected in the accompanying statement of operations.

     Trustees who are unaffiliated with CRMC may elect to defer part or all of the fees earned for services as members of the Board. Amounts deferred are not funded and are general unsecured liabilities of the fund. As of July 31, 1997, aggregate amounts deferred and earnings thereon were $39,000.

     CRMC is owned by The Capital Group Companies, Inc. AFS and AFD are both wholly owned subsidiaries of CRMC. Certain Trustees and officers of the fund are or may be considered to be affiliated with CRMC, AFS and AFD. No such persons received any remuneration directly from the fund.

4. As of July 31, 1997, accumulated net realized loss on investments was $4,404,000 and paid-in capital was $200,749,000.

     The fund made purchases and sales of investment securities of $64,370,000 and $62,189,000, respectively, during the year ended July 31, 1997.


Per-Share Data and Ratios
                                                                                                        Period
                                                                                                    October 6,
                                                                                     Year     ended   1993 /1/
                                                                                                       to July
                                                                            1997     1996      1995   31, 1994
                                                                      --------- --------- ---------  ---------
Net Asset Value, Beginning of Period                                     $14.36    $14.29    $14.10     $14.29
                                                                      --------- --------- ---------  ---------
 Income From Investment Operations:
  Net investment income                                                     .68       .69       .69        .49
  Net realized and unrealized
   gain (loss) on investments                                               .43       .07       .19       (.19)
                                                                      --------- --------- ---------  ---------
   Total income from investment operations                                 1.11       .76       .88        .30
                                                                      --------- --------- ---------  ---------
 Less Distributions:
  Dividends from net investment income                                     (.68)     (.69)     (.69)      (.49)
                                                                      --------- --------- ---------  ---------
Net Asset Value, End of Period                                           $14.79    $14.36    $14.29     $14.10
                                                                      ========= ========= =========  =========

Total Return /2/                                                        7.96%     5.39%    6.45%     2.11% /3/

Ratios/Supplemental Data:
 Net assets, end of period (in millions)                                   $203      $197      $191       $189
 Ratio of expenses to average net assets before fee waiver                 .83%      .85%      .90%   .73% /3/
 Ratio of expenses to average net assets after fee waiver                  .75%      .74%      .64%   .51% /3/
 Ratio of net income to average net assets                                4.70%     4.77%     4.88%  3.67% /3/
 Portfolio turnover rate                                                 31.89%    34.95%    45.82% 42.21% /3/


/1/Commencement of operations.
/2/Calculated without deducting a
 sales charge.  The maximum sales charge
 is 4.75% of the fund's offering price.
/3/Based on operations for the period shown and, accordingly, not representative of a full year's operations.



REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Trustees and Shareholders of Limited Term Tax-Exempt Bond Fund of America

     In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the per-share data and ratios present fairly, in all material respects, the financial position of Limited Term Tax-Exempt Bond Fund of America (the "Fund") at July 31, 1997, the results of its operations, the changes in its net assets and the per-share data and ratios for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and per-share data and ratios (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 1997 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP

Los Angeles, California
August 29, 1997


TAX INFORMATION (UNAUDITED)

     During the fiscal year ended July 31, 1997, the fund paid 68.1 cents per share of exempt-interest distributions within the meaning of Section 852(b)(5)(A) of the Internal Revenue Code.

     This information is given to meet certain requirements of the Internal Revenue Code and should not be used by shareholders for preparing their income tax returns. For tax return preparation purposes, please refer to the calendar year-end information you receive from the fund's transfer agent.

FOR INFORMATION ABOUT YOUR ACCOUNT OR ANY OF THE FUND'S SERVICES, PLEASE CONTACT YOUR FINANCIAL ADVISER. YOU MAY ALSO CALL AMERICAN FUNDS SERVICE COMPANY, TOLL-FREE, AT 800/421-0180 OR VISIT WWW.AMERICANFUNDS.COM ON THE WORLD WIDE WEB.

This report is for the information of shareholders of Limited Term Tax-Exempt Bond Fund of America, but it may also be used as sales ltierature when preceded or accompanied by the current prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after September 30, 1997, this report must be accompanied by an American Funds Group Statistical Update for the most recently completed calendar quarter.

Printed on recycled paper

Litho in USA CMG/FS/3213
Lit. No. LTEX-011-0997



LIMITED TERM TAX-EXEMPT BOND FUND OF AMERICA

[THE AMERICAN FUNDS GROUP(R)]

BOARD OF TRUSTEES

H. FREDERICK CHRISTIE
Rolling Hills Estates, California
Private investor; former President and
Chief Executive Officer, The Mission
Group; former President, Southern
California Edison Company

DON R. CONLAN
South Pasadena, California
President Emeritus,
The Capital Group Companies, Inc.

DIANE C. CREEL
Long Beach, California
Chief Executive Officer and President,
The Earth Technology Corporation
(international engineering consulting)

MARTIN FENTON, JR.
San Diego, California
Chairman of the Board,
Senior Resource Group, Inc.
(senior living centers management)

LEONARD R. FULLER
Marina del Rey, California
President, Fuller & Company, Inc.
(financial management consulting)

ABNER D. GOLDSTINE
Los Angeles, California
President of the fund
Senior Vice President and Director,
Capital Research and Management
Company

PAUL G. HAAGA, JR.
Los Angeles, California
Chairman of the Board of the fund
Executive Vice President and Director,
Capital Research and Management Company

HERBERT HOOVER III
San Marino, California
Private investor

RICHARD G. NEWMAN
Los Angeles, California
Chairman of the Board, President
and Chief Executive Officer,
AECOM Technology Corporation
(architectural engineering)

PETER C. VALLI
Long Beach, California
Retired; former Chairman of the Board,
BW/IP International, Inc.
(industrial manufacturing)


OTHER OFFICERS

NEIL L. LANGBERG
Los Angeles, California
Senior Vice President of the fund
Vice President -
Investment Management Group,
Capital Research and Management
Company

MICHAEL J. DOWNER
Los Angeles, California
Vice President of the fund
Senior Vice President -
Fund Business Management Group,
Capital Research and Management Company

MARY C. HALL
Brea, California
Vice President of the fund
Senior Vice President -
Fund Business Management Group,
Capital Research and Management Company

MARK R. MACDONALD
Los Angeles, California
Vice President of the fund
Vice President -
Investment Management Group,
Capital Research and Management Company

JULIE F. WILLIAMS
Los Angeles, California
Secretary of the fund
Vice President -
Fund Business Management Group,
Capital Research and Management Company

ANTHONY W. HYNES, JR.
Brea, California
Treasurer of the fund
Vice President -
Fund Business Management Group,
Capital Research and Management Company

KIMBERLY S. VERDICK
Los Angeles, California
Assistant Secretary of the fund
Assistant Vice President -
Fund Business Management Group,
Capital Research and Management Company

TODD L. MILLER
Brea, California
Assistant Treasurer of the fund
Assistant Vice President -
Fund Business Management Group,
Capital Research and Management Company


OFFICES OF THE FUND
OFFICES OF THE FUND AND OF THE INVESTMENT ADVISER,
CAPITAL RESEARCH AND MANAGEMENT COMPANY
333 South Hope Street
Los Angeles, California 90071-1443

135 South State College Boulevard
Brea, California 92821-5804

CUSTODIAN OF ASSETS
The Chase Manhattan Bank
One Chase Manhattan Plaza
New York, New York 10081-0001

TRANSFER AGENT FOR SHAREHOLDER ACCOUNTS
American Funds Service Company
(Please write to the address nearest you.)
P.O. Box 2205
Brea, California 92822-2205

P.O. Box 659522
San Antonio, Texas 78265-9522

P.O. Box 6007
Indianapolis, Indiana 46206-6007

P.O. Box 2280
Norfolk, Virginia 23501-2280

INDEPENDENT ACCOUNTANTS
Price Waterhouse LLP
400 South Hope Street
Los Angeles, California 90071-2889

COUNSEL
Paul, Hastings, Janofsky & Walker LLP
555 South Flower Street
Los Angeles, California 90071-2371

PRINCIPAL UNDERWRITER
American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, California 90071-1462